Security Information Security PurchasedComparison
SecurityComparison
SecurityCusip00506TAE5867363AG800506TAB1IssuerACT
IVANT SOLUTIONS INCSUNGARD DATA SYSTEMS
INCACTIVANT SOLUTIONS INCUnderwritersDBSI, JP
MorganCitigroup, DBSI, Goldman Sachs, JP Morgan,
Morgan StanleyDBSI, JP MorganYears of continuous
operation, including predecessors> 3 years> 3
years> 3 yearsSecurity COOPCP FRN 4/1/2010SDS FRN
8/15/2013COOPCP FRN 4/1/2010Is the affiliate a
manager or co-manager of offering?Joint Lead
ManagerJoint Lead ManagerJoint Lead ManagerName
of underwriter or dealer from which purchasedJP
MorganGoldman SachsJP MorganFirm commitment
underwriting?YesYesYesTrade date/Date of
Offering10/6/20057/27/20053/10/2005Total amount
of offering sold to
QIBs145,000,000400,000,000120,000,000Total amount
of any concurrent public
offering000Total145,000,000400,000,000120,000,000
Public offering price $
100.00  $
100.00  $
100.00 Price paid if other than public offering
price N/A  N/A  N/A Underwriting spread or
commission2.75%2.25%2.75%RatingB2e, B+B3/B-
B2/B+Current yield10.05%8.52%10.05%Benchmark vs
Spread (basis points)600 bp360 bp103 bpFund
Specific Information BoardTotal Par Value
Purchased$ Amount of Purchase% of Offering
Purchased by the FundSecurity Performance^Fund
Performance^Measurement Date*Chicago
Funds       Scudder High Income
FundChicago300,000  $                   300,000
0.21%   Scudder High Income TrustChicago30,000  $
30,000 0.02%   Scudder Multi-Market Income
TrustChicago15,000  $                     15,000
0.01%   Scudder Strategic Income
FundChicago20,000  $                     20,000
0.01%   Scudder Total Return FundChicago20,000  $
20,000 0.01%   SVS II High Income
PortfolioChicago55,000  $
55,000 0.04%   New York Funds       Scudder High
Income Plus FundNew York50,000  $
50,000 0.03%   Total 490,000  $
490,000 0.34%
Security Information Security PurchasedComparison
SecurityComparison
SecurityCusip045056AA6638588AD5640096AA1IssuerASH
TEAD HOLDINGS PLCNATIONSRENT INCNEFF
CORPORATIONUnderwritersCitigroup, DBSI, JP
MorganJefferies & Co.CSFBYears of continuous
operation, including predecessors> 3 years> 3
years> 3 yearsSecurity AHTLN 8.625%
8/1/2015NATREN 9.5% 5/1/2015NEFFRT 11.25%
6/15/2012Is the affiliate a manager or co-manager
of offering?Joint Lead ManagerN/AN/AName of
underwriter or dealer from which
purchasedCitigroupN/AN/AFirm commitment
underwriting?YesYesYesTrade date/Date of
Offering7/21/20054/21/20056/30/2005Total amount
of offering sold to
QIBs250,000,000150,000,000245,000,000Total amount
of any concurrent public
offering000Total250,000,000150,000,000245,000,000
Public offering price $
100.00  $
100.00  $
100.00 Price paid if other than public offering
price N/A  N/A  N/A Underwriting spread or
commission2.25%2.00%2.50%RatingB2/BCaa1/B-Caa1/B-
Current yield8.63%9.50%11.25%Benchmark vs Spread
(basis points)442 bp446 bp616 bpFund Specific
Information BoardTotal Par Value Purchased$
Amount of Purchase% of Offering Purchased by the
FundSecurity Performance^Fund
Performance^Measurement Date*Boston
Funds       Scudder Income FundBoston40,000  $
40,000 0.02%2.03%0.00%7/21/2005SVS I Bond
PortfolioBoston10,000  $
10,000 0.00%1.75%0.00%7/21/2005Chicago
Funds       Scudder High Income
FundChicago2,185,000  $                 2,185,000
0.87%2.03%0.00%7/21/2005Scudder High Income
TrustChicago240,000  $                   240,000
0.10%2.03%0.00%7/21/2005Scudder Multi-Market
Income TrustChicago120,000  $
120,000 0.05%2.03%0.00%7/21/2005Scudder Strategic
Income FundChicago165,000  $
165,000 0.07%2.05%0.00%7/21/2005Scudder Strategic
Income TrustChicago30,000  $
30,000 0.01%2.08%0.00%7/21/2005Scudder Total
Return FundChicago170,000  $
170,000 0.07%2.02%0.00%7/21/2005SVS II High
Income PortfolioChicago390,000  $
390,000 0.16%2.04%0.00%7/21/2005SVS II Strategic
Income PortfolioChicago35,000  $
35,000 0.01%1.89%0.00%7/21/2005SVS II Total
Return PortfolioChicago55,000  $
55,000 0.02%2.05%0.00%7/21/2005Montgomery Street
Funds       Montgomery Street Income
SecuritiesMontgomery Street40,000  $
40,000 0.02%2.03%0.00%7/21/2005New York
Funds       Scudder High Income Plus FundNew
York360,000  $                   360,000
0.14%2.03%0.00%7/21/2005Scudder Limited Duration
PlusNew York20,000  $                     20,000
0.01%2.19%0.00%7/21/2005Total 3,860,000  $
3,860,000 1.54%
Security Information Security PurchasedComparison
SecurityComparison
SecurityCusip14985VAA9983130AB1682391AA5IssuerCCM
MERGER INC.WYNN RESORTS LTD.HOOTERS CASINO HOTEL
LAS VEGASUnderwritersDBSI, Merrill LynchBoA, Bear
Stearns, DBSI, JP Morgan, SG AmericasJefferies,
Wells FargoYears of continuous operation,
including predecessors> 3 years> 3 years> 3
yearsSecurity MOTOR 8% 8/1/2013WYNN 6.625%
12/1/2014HOOTER 8.75% 4/1/2012Is the affiliate a
manager or co-manager of offering?Joint Lead
ManagerJoint Lead ManagerN/AName of underwriter
or dealer from which purchasedMerrill
LynchN/AN/AFirm commitment
underwriting?YesYesYesTrade date/Date of
Offering7/14/200511/22/20043/23/2005Total amount
of offering sold to
QIBs300,000,0001,300,000,000130,000,000Total
amount of any concurrent public
offering000Total300,000,0001,300,000,000130,000,0
00Public offering price $
100.00  $
100.00  $
100.00 Price paid if other than public offering
price N/A  N/A  N/A Underwriting spread or
commission2.88%2.00%2.50%RatingB3/B-B2/B+B3/B-
Current yield8.00%6.63%8.75%Benchmark vs Spread
(basis points)389 bp263 bp466 bpFund Specific
Information BoardTotal Par Value Purchased$
Amount of Purchase% of Offering Purchased by the
FundSecurity Performance^Fund
Performance^Measurement Date*Boston
Funds       Scudder Income FundBoston10,000  $
10,000 0.00%2.34%0.15%7/20/2005Chicago
Funds       Scudder High Income
FundChicago560,000  $                   560,000
0.19%2.34%0.18%7/20/2005Scudder High Income
TrustChicago60,000  $                     60,000
0.02%2.34%0.00%7/20/2005Scudder Multi-Market
Income TrustChicago30,000  $
30,000 0.01%2.34%0.10%7/20/2005Scudder Strategic
Income FundChicago40,000  $
40,000 0.01%2.34%0.21%7/20/2005Scudder Total
Return FundChicago45,000  $
45,000 0.02%2.34%0.55%7/20/2005SVS II High Income
FundChicago105,000  $                   105,000
0.04%2.34%0.12%7/20/2005SVS II Strategic Income
PortfolioChicago10,000  $
10,000 0.00%2.34%0.18%7/20/2005SVS II Total
Return PortfolioChicago15,000  $
15,000 0.01%2.34%0.67%7/20/2005Montgomery Street
Funds       Montgomery Street Income
SecuritiesMontgomery Street10,000  $
10,000 0.00%2.34%0.15%7/20/2005New
York       Scudder High Income Plus FundNew
York90,000  $                     90,000
0.03%2.34%0.18%7/20/2005Total 975,000  $
975,000 0.33%
Security Information Security PurchasedComparison
SecurityComparison
SecurityCusip15101QAC287922RAD4800907AG2IssuerCEL
ESTICA INCTELCORDIA TECHNOLOGIESSANMINA-SCI
CORPUnderwritersBoA, Citigroup, DBSI, CIBC,
Keybank, RBC Capital, Scotia Capital,
WachoviaBear Stearns, DBSI, JP Morgan, Lehman
BrothersBoA, Citigroup, Merrill Lynch, ABN Amro,
DBSI, Key Capital, Piper Jaffray, Scotia Capital,
WachoviaYears of continuous operation, including
predecessors> 3 years> 3 years> 3 yearsSecurity
CLS 7.625% 7/1/2013TELCOR 10% 3/15/2013SANM 6.75%
3/1/2013Is the affiliate a manager or co-manager
of offering?Joint Lead ManagerJoint Lead
ManagerCo-ManagerName of underwriter or dealer
from which purchasedBoAN/AN/AFirm commitment
underwriting?YesYesYesTrade date/Date of
Offering6/16/20053/11/20052/16/2005Total amount
of offering sold to
QIBs250,000,000300,000,000400,000,000Total amount
of any concurrent public
offering000Total250,000,000300,000,000400,000,000
Public offering price $
100.00  $
100.00  $
100.00 Price paid if other than public offering
price N/A  N/A  N/A Underwriting spread or
commission1.50%2.75%2.00%RatingB2/BB-/B-
B1/BCurrent yield7.63%10.00%6.75%Benchmark vs
Spread (basis points)370 bp756 bp368 bpFund
Specific Information BoardTotal Par Value
Purchased$ Amount of Purchase% of Offering
Purchased by the FundSecurity Performance^Fund
Performance^Measurement Date*Boston
Funds       Scudder Income FundBoston45,000  $
45,000 0.02%0.15%0.00%6/16/2005SVS I Bond
PortfolioBoston10,000  $
10,000 0.00%0.13%0.00%6/16/2005Chicago
Funds       Scudder High Income
FundChicago2,430,000  $                 2,430,000
0.97%0.15%0.00%6/16/2005Scudder High Income
TrustChicago265,000  $                   265,000
0.11%0.15%0.00%6/16/2005Scudder Multi-Market
Income TrustChicago135,000  $
135,000 0.05%0.15%0.00%6/16/2005Scudder Strategic
Income FundChicago180,000  $
180,000 0.07%0.15%0.00%6/16/2005Scudder Strategic
Income TrustChicago30,000  $
30,000 0.01%0.17%0.00%6/16/2005Scudder Total
Return FundChicago215,000  $
215,000 0.09%0.15%0.00%6/16/2005SVS II High
Income PortfolioChicago430,000  $
430,000 0.17%0.15%0.00%6/16/2005SVS II Strategic
Income PortfolioChicago40,000  $
40,000 0.02%0.16%0.00%6/16/2005SVS II Total
Return PortfolioChicago65,000  $
65,000 0.03%0.15%0.00%6/16/2005Montgomery Street
Funds       Montgomery Street Income
SecuritiesMontgomery Street50,000  $
50,000 0.02%0.16%0.00%6/16/2005New York
Funds       Scudder High Income Plus FundNew
York390,000  $                   390,000
0.16%0.15%0.00%6/16/2005Scudder PreservationPlus
Income FundNew York30,000  $
4,285,000 0.01%0.17%0.00%6/16/2005Total 4,315,000
$                 8,570,000 1.73%
Security Information Security PurchasedComparison
SecurityComparison
SecurityCusip165167BR7165167BM8165167BK2IssuerCHE
SAPEAKE ENERGY CORPCHESAPEAKE ENERGY
CORPCHESAPEAKE ENERGY CORPUnderwritersBoA, Bear
Stearns, CSFB, Lehman Brothers, UBS, Citigroup,
DBSI, Goldman Sachs, Morgan Stanley, Wachovia,
ABN Amro, Nesbitt Burns, BNP Paribas, Bosc Inc,
Calyon, Comerica, Fortis, Piper JaffrayBoA, CSFB,
DBSI, Lehman Brothers, UBS, Bear Stearns, BNP
Paribas, Citigroup, Morgan Stanley, ABN Amro,
Bosc Inc, Calyon, Comerica, Fortis, Harris
Nesbitt, Piper Jaffray, RBC Dominion, RBS
Greenwich CapitalBoA, CSFB, DBSI, Lehman
Brothers, UBS, Bear Stearns, BNP Paribas,
Citgroup, Comerica, Morgan Stanley, Raymond
James, RBC Capital Markets, Suntrust, TD
Waterhouse, Wells FargoYears of continuous
operation, including predecessors> 3 years> 3
years> 3 yearsSecurity CHK 6.5% 8/15/2017CHK
6.625% 1/15/2016CHK 6.375% 6/15/2015Is the
affiliate a manager or co-manager of
offering?Senior Co-ManagerJoint Lead ManagerJoint
Lead ManagerName of underwriter or dealer from
which purchasedBoAN/AN/AFirm commitment
underwriting?YesYesYesTrade date/Date of
Offering8/11/20054/13/200512/1/2004Total amount
of offering sold to
QIBs600,000,000600,000,000600,000,000Total amount
of any concurrent public
offering000Total600,000,000600,000,000600,000,000
Public offering price $
98.98  $
99.07  $
99.06 Price paid if other than public offering
price N/A  N/A  N/A Underwriting spread or
commission1.63%1.63%1.75%RatingBa2/BB-Ba2/BB-
Ba2/BB-Current yield6.63%6.75%6.75%Benchmark vs
Spread (basis points)230 bp175 bp189 bpFund
Specific Information BoardTotal Par Value
Purchased$ Amount of Purchase% of Offering
Purchased by the FundSecurity Performance^Fund
Performance^Measurement Date*Boston
Funds       Scudder Income FundBoston725,000  $
717,583 0.12%2.80%0.21%9/30/2005SVS I Bond
PortfolioBoston161,000  $
159,353 0.03%2.80%0.29%9/30/2005Chicago
Funds       Scudder High Income
FundChicago3,860,000  $                 3,820,512
0.64%2.80%-0.46%9/30/2005Scudder High Income
TrustChicago420,000  $                   415,703
0.07%2.80%-0.88%9/30/2005Scudder Multi-Market
Income TrustChicago215,000  $
212,801 0.04%2.80%1.89%9/30/2005Scudder Strategic
Income FundChicago275,000  $
272,187 0.05%2.80%0.35%9/30/2005Scudder Strategic
Income TrustChicago50,000  $
49,489 0.01%2.80%1.92%9/30/2005Scudder Total
Return FundChicago818,000  $
809,632 0.14%2.80%-0.11%9/30/2005SVS II Fixed
Income PortfolioChicago309,000  $
305,839 0.05%2.80%0.34%9/30/2005SVS II High
Income PortfolioChicago690,000  $
682,941 0.12%2.80%-0.49%9/30/2005SVS II Strategic
Income PortfolioChicago60,000  $
59,386 0.01%2.80%0.44%9/30/2005SVS II Total
Return PortfolioChicago276,000  $
273,177 0.05%2.80%-0.18%9/30/2005Montgomery
Street Funds       Montgomery Street Income
SecuritiesMontgomery Street222,000  $
219,729 0.04%2.80%0.05%9/30/2005New York
Funds       Scudder High Income Plus FundNew
York640,000  $                   633,453
0.11%2.80%-0.46%9/30/2005Scudder Lifecycle Long
Range FundNew York268,000  $
265,258 0.04%2.80%0.23%9/30/2005Scudder Limited
Duration Plus FundNew York35,000  $
34,642 0.01%2.80%0.58%9/30/2005Total 9,024,000  $
8,931,684 1.50%
Security Information Security PurchasedComparison
SecurityComparison
SecurityCusip245085AA323326LAA0171340AD4IssuerDEL
LABORATORIESDEL LABORATORIESCHURCH & DWIGHT CO
INCUnderwritersBear Stearns, JP Morgan, DBSIBear
Stearns, JP Morgan, DBSICitigroup, JP Morgan,
Mitsubishi Securities, Natcity Investments, PNC
Capital Markets, Scotia CapitalYears of
continuous operation, including predecessors> 3
years> 3 years> 3 yearsSecurity DLI FRN
11/1/2011DLI 8% 2/1/2012CHD 6% 12/15/2012Is the
affiliate a manager or co-manager of offering?Co-
ManagerCo-ManagerN/AName of underwriter or dealer
from which purchasedBear StearnsN/AN/AFirm
commitment underwriting?YesYesYesTrade date/Date
of Offering10/20/20051/19/200512/15/2004Total
amount of offering sold to
QIBs185,000,000175,000,000250,000,000Total amount
of any concurrent public
offering000Total185,000,000175,000,000250,000,000
Public offering price $
100.00  $
99.34  $
100.00 Price paid if other than public offering
price N/A  N/A  N/A Underwriting spread or
commission2.25%2.00%1.75%RatingB2/BCaa2/CCC+Ba3/B
B-Current yield9.23%8.13%6.00%Benchmark vs Spread
(basis points)500 bp844 bp149 bpFund Specific
Information BoardTotal Par Value Purchased$
Amount of Purchase% of Offering Purchased by the
FundSecurity Performance^Fund
Performance^Measurement Date*Boston
Funds       Scudder Income FundBoston25,000  $
25,000 0.01%   Chicago Funds       Scudder High
Income FundChicago3,895,000  $
3,895,000 2.11%   Scudder High Income
TrustChicago425,000  $                   425,000
0.23%   Scudder Multi-Market Income
TrustChicago225,000  $                   225,000
0.12%   Scudder Strategic Income
FundChicago290,000  $                   290,000
0.16%   Scudder Strategic Income
TrustChicago55,000  $                     55,000
0.03%   Scudder Total Return FundChicago315,000
$                   315,000 0.17%   SVS II High
Income PortfolioChicago650,000  $
650,000 0.35%   SVS II Strategic Income
PortfolioChicago65,000  $
65,000 0.04%   SVS II Total Return
PortfolioChicago105,000  $
105,000 0.06%   Montgomery Street
Funds       Montgomery Street Income
SecuritiesMontgomery Street60,000  $
60,000 0.03%   New York Funds       Scudder High
Income Plus FundNew York660,000  $
660,000 0.36%   Scudder Limited Duration Plus
FundNew York35,000  $
35,000     Total 6,805,000  $
6,805,000 3.66%
 Security PurchasedComparison SecurityComparison
SecurityCusip38821GAG6165167BM8280146AA9IssuerGRA
NT PRIDECO INCCHESAPEAKE ENERGY CORPEDGEN
SPECIALTY PIPEUnderwriters BoA, Citigroup, CSFB,
DBSI, JP Morgan, Natexis BleichroederBoA, CSFB,
DBSI, Lehman Brothers, UBSJefferiesYears of
continuous operation, including predecessors> 3
years> 3 years> 3 yearsSecurity GRP 6.125%
08/15/2015CHK 6.625% 01/15/2016EDGEN 9.875%
2/1/2011Is the affiliate a manager or co-manager
of offering?Joint Lead ManagerLead ManagerN/AName
of underwriter or dealer from which
purchasedBoAN/AN/AFirm commitment
underwriting?YesYesYesTrade date/Date of
Offering7/14/20054/13/20051/25/2005Total amount
of offering sold to
QIBs200,000,000600,000,000105,000,000Total amount
of any concurrent public
offering000Total200,000,000600,000,000105,000,000
Public offering price $
100.00  $
99.07  $
100.00 Price paid if other than public offering
price N/A  N/A  N/A Underwriting spread or
commission1.44%1.63%3.00%RatingBa2/BBBa3/BB-B3/B-
Current yield6.13%6.75%9.88%Benchmark vs Spread
(basis points)194 bp173 bp611 bpFund Specific
Information BoardTotal Par Value Purchased$
Amount of Purchase% of Offering Purchased by the
FundSecurity Performance^Fund
Performance^Measurement Date*Boston
Funds       Scudder Income FundBoston15,000  $
15,000 0.01%0.63%0.21%9/29/2005Chicago
Funds       Scudder High Income
TrustChicago85,000  $                     85,000
0.04%0.66%0.00%7/14/2005Scudder High Income
FundChicago795,000  $                   795,000
0.40%0.67%0.00%7/14/2005Scudder Multi-Market
Income TrustChicago45,000  $
45,000 0.02%0.67%0.00%7/14/2005Scudder Strategic
Income FundChicago60,000  $
60,000 0.03%0.67%0.00%7/14/2005Scudder Strategic
Income TrustChicago10,000  $
10,000 0.01%0.75%0.00%7/14/2005Scudder Total
Return FundChicago65,000  $
65,000 0.03%0.67%0.00%7/14/2005SVS II High Income
PortfolioChicago140,000  $
140,000 0.07%0.67%0.00%7/14/2005SVS II Strategic
Income PortfolioChicago15,000  $
15,000 0.01%0.63%0.00%7/14/2005SVS II Total
Return PortfolioChicago20,000  $
20,000 0.01%0.69%0.00%7/14/2005Montgomery Street
Funds       Montgomery Street Income
SecuritiesMontgomery Street15,000  $
15,000 0.01%0.63%0.00%7/14/2005New York
Funds       Scudder High Income Plus FundNew
York130,000  $                   130,000
0.07%0.66%0.00%7/14/2005Total 1,395,000  $
1,395,000 0.70%
Security Information Security PurchasedComparison
SecurityComparison
SecurityCusipEF016913812686CAV1161175AD6IssuerIES
Y REPOSITORYCABLEVISION SYSTEMS CORPCHARTER
COMMUNICATIONSUnderwritersCitigroup, DBSI, JP
MorganBoA, Bear Stearns, Citigroup, Morgan
Stanley, DBSI, BoNY, Barclays, Dresdner, Mizuho
International, SG Cowen, SunTrustBoA, Citigroup,
CSFB, JP Morgan, ABN Amro, BoNY, Bank of
Montreal, BNP Paribas, Credit Lyonnais, DBSI,
Morgan Stanley, Rabobank, Royal Bank of Scotland,
Scotia Capital, Societe GeneraleYears of
continuous operation, including predecessors> 3
years> 3 years> 3 yearsSecurity IESY 10.125%
2/15/2015CVC 8% 04/15/2012CHTR 8.375% 4/30/2014Is
the affiliate a manager or co-manager of
offering? Joint Lead ManagerJoint Lead ManagerCo-
ManagerName of underwriter or dealer from which
purchasedCitigroupN/AN/AFirm commitment
underwriting?YesYesYesTrade date/Date of
Offering7/11/20057/11/20054/20/2004Total amount
of offering sold to
QIBs235,000,0001,000,000,000671,000,000Total
amount of any concurrent public
offering000Total235,000,0001,000,000,000671,000,0
00Public offering price $
100.00  $
100.00  $
100.00 Price paid if other than public offering
price N/A  N/A  N/A Underwriting spread or
commission1.50%2.00%1.88%RatingCaa1/CCC+B3/B+B2/B
-Current yield10.13%8.00%8.38%Benchmark vs Spread
(basis points)689 bp369 bp413 bpFund Specific
Information BoardTotal Par Value Purchased$
Amount of Purchase% of Offering Purchased by the
FundSecurity Performance^Fund
Performance^Measurement Date*Chicago
Funds       Scudder High Income
FundChicago550,000  $                   550,000
0.23%9.02%0.87%8/8/2005Scudder High Income
TrustChicago60,000  $                     60,000
0.03%9.02%1.13%8/8/2005Scudder Strategic Income
FundChicago50,000  $                     50,000
0.02%9.91%0.70%8/8/2005Scudder Multi-Market
Income TrustChicago50,000  $
50,000 0.02%9.91%1.27%8/8/2005Scudder Total
Return FundChicago50,000  $
50,000 0.02%9.02%-0.11%8/8/2005SVS II High Income
PortfolioChicago100,000  $
100,000 0.04%9.02%0.99%8/8/2005New York
Funds       Scudder High Income Plus FundNew
York90,000  $                     90,000
0.04%9.02%1.03%8/8/2005Total 950,000  $
950,000 0.40%
Security Information Security PurchasedComparison
SecurityComparison
SecurityCusip58446VAC525459HAC91248EPAD5IssuerMED
IACOM BROADBAND LLCDIRECTV HOLDINGSCCO HOLDINGS
LLCUnderwritersBoA, Citigroup, CSFB, JP Morgan,
Wachovia, DBSI, Harris NesbittBoA, CSFBCitigroup,
CSFB, BoA, DBSI, JP MorganYears of continuous
operation, including predecessors> 3 years> 3
years> 3 yearsSecurity MCCC 8.5% 10/15/2015DTV
6.375% 6/15/2015CHTR 0% 12/15/2010Is the
affiliate a manager or co-manager of
offering?Initial PurchaserN/AN/AName of
underwriter or dealer from which purchasedJP
MorganN/AN/AFirm commitment
underwriting?YesYesYesTrade date/Date of
Offering8/16/20056/8/200512/1/2004Total amount of
offering sold to
QIBs200,000,0001,000,000,000550,000,000Total
amount of any concurrent public
offering000Total200,000,0001,000,000,000550,000,0
00Public offering price $
98.36  $
99.09  $
100.00 Price paid if other than public offering
price N/A  N/A  N/A Underwriting spread or
commission1.75%1.00%1.88%RatingB2/BBa2/BB-B3/CCC-
Current yield8.75%6.50%0.00%Benchmark vs Spread
(basis points)454 bp164 bp491 bpFund Specific
Information BoardTotal Par Value Purchased$
Amount of Purchase% of Offering Purchased by the
FundSecurity Performance^Fund
Performance^Measurement Date*Boston
Funds       Scudder Income FundBoston30,000  $
29,508 0.02%-1.89%-0.17%9/30/2005Chicago
Funds       Scudder High Income
FundChicago2,200,000  $                 2,163,920
1.10%-1.89%-0.46%9/30/2005Scudder High Income
TrustChicago240,000  $                   236,064
0.12%-1.89%-0.72%9/30/2005Scudder Multi-Market
Income TrustChicago125,000  $
122,950 0.06%-1.89%1.68%9/30/2005Scudder
Strategic Income FundChicago160,000  $
157,376 0.08%-1.89%0.14%9/30/2005Scudder
Strategic Income TrustChicago30,000  $
29,508 0.02%-1.89%1.70%9/30/2005Scudder Total
Return FundChicago160,000  $
157,376 0.08%-1.89%0.77%9/30/2005SVS II High
Income PortfolioChicago395,000  $
388,522 0.20%-1.89%-0.37%9/30/2005SVS II
Strategic Income PortfolioChicago35,000  $
34,426 0.02%-1.89%0.17%9/30/2005SVS II Total
Return PortfolioChicago55,000  $
54,098 0.03%-1.89%0.67%9/30/2005Montgomery Street
Funds       Montgomery Street Income
SecuritiesMontgomery Street40,000  $
39,344 0.02%-1.89%-0.36%9/30/2005New York
Funds       Scudder High Income Plus FundNew
York365,000  $                   359,014 0.18%-
1.89%-0.46%9/30/2005Scudder Limited Duration Plus
FundNew York20,000  $                     19,672
0.01%-1.89%0.48%9/30/2005Total 3,855,000  $
3,791,778 1.93%
Security Information Security PurchasedComparison
SecurityComparison
SecurityCusip552953AT8552953AQ4983130AB1IssuerMGM
MIRAGE INCMGM MIRAGE INCWYNN RESORTS
LTDUnderwritersBoA, Citigroup, DBSI, Merrill
LynchMerrill Lynch, Morgan StanleyBoA, Bear
Stearns, DBSI, JP Morgan, SG AmericasYears of
continuous operation, including predecessors> 3
years> 3 years> 3 yearsSecurity MGM 6.625%
7/15/2015MGM 6.625% 7/15/2015WYNN 6.625%
12/1/2014Is the affiliate a manager or co-manager
of offering?Joint Lead ManagerN/AJoint Lead
ManagerName of underwriter or dealer from which
purchasedBoAN/AN/AFirm commitment
underwriting?YesYesYesTrade date/Date of
Offering8/25/20056/9/200511/22/2004Total amount
of offering sold to
QIBs375,000,000500,000,0001,300,000,000Total
amount of any concurrent public
offering000Total375,000,000500,000,0001,300,000,0
00Public offering price $
101.38  $
100.00  $
100.00 Price paid if other than public offering
price N/A  N/A  N/A Underwriting spread or
commission0.63%0.75%2.00%RatingBa2/BBBa2/BBB2/B+C
urrent yield6.43%6.63%6.63%Benchmark vs Spread
(basis points)226 bp228 bp303 bpFund Specific
Information BoardTotal Par Value Purchased$
Amount of Purchase% of Offering Purchased by the
FundSecurity Performance^Fund
Performance^Measurement Date*Boston
Funds       Scudder Income FundBoston370,000  $
375,088 0.10%-2.47%-0.55%9/30/2005SVS I Bond
PortfolioBoston80,000  $
81,100 0.02%-2.47%-0.43%9/30/2005Chicago
Funds       Scudder High Income
FundChicago965,000  $                   978,269
0.26%-2.47%-0.95%9/30/2005Scudder High Income
TrustChicago100,000  $                   101,375
0.03%-2.47%-1.21%9/30/2005Scudder Multi-Market
Income TrustChicago55,000  $
55,756 0.01%-2.47%1.48%9/30/2005Scudder Strategic
Income FundChicago70,000  $
70,963 0.02%-2.47%-0.14%9/30/2005Scudder
Strategic Income TrustChicago15,000  $
15,206 0.00%-2.46%1.49%9/30/2005Scudder Total
Return FundChicago315,000  $
319,331 0.08%-2.47%0.88%9/30/2005SVS II Fixed
Income PortfolioChicago130,000  $
131,788 0.03%-2.47%-0.51%9/30/2005SVS II High
Income PortfolioChicago175,000  $
177,406 0.05%-2.47%-0.85%9/30/2005SVS II
Strategic Income PortfolioChicago15,000  $
15,206 0.00%-2.46%-0.09%9/30/2005SVS II Total
Return PortfolioChicago105,000  $
106,444 0.03%-2.47%0.85%9/30/2005Montgomery
Street Funds       Montgomery Street Income
SecuritiesMontgomery Street160,000  $
162,200 0.04%-2.47%-0.72%9/30/2005New York
Funds       Scudder High Income Plus FundNew
York160,000  $                   162,200 0.04%-
2.47%-0.95%9/30/2005Scudder Lifecycle Long Range
FundNew York115,000  $                   116,581
0.03%-2.47%1.33%9/30/2005Scudder Lifecycle Mid
Range FundNew York5,000  $
5,069 0.00%-1.11%-2.48%9/16/2005Scudder Lifecycle
Short Range FundNew York5,000  $
5,069 0.00%-1.11%-1.20%9/16/2005Scudder Limited
Duration Plus FundNew York50,000  $
50,688 0.01%-2.47%0.58%9/30/2005Total 2,890,000
$                 2,929,738 0.77%
Security Information Security PurchasedComparison
SecurityComparison
SecurityCusip64016AAA3693522AA244701RAF7IssuerNEL
L AF SARLPQ CORPORATIONHUNTSMAN
CORPORATIONUnderwritersCSFB, Merrill Lynch, ABN
Amro, Citigroup, DBSICSFB, JP Morgan,
UBSCitigroup, CSFB, DBSI, JP Morgan, UBS, Merrill
LynchYears of continuous operation, including
predecessors> 3 years> 3 years> 3 yearsSecurity
NELL 8.375% 8/15/2015PQCOR 7.5% 2/15/2013HUNTSM
11.5% 7/15/2012Is the affiliate a manager or co-
manager of offering?Co-Lead ManagerN/AJoint Lead
ManagerName of underwriter or dealer from which
purchasedMerrill LynchN/AN/AFirm commitment
underwriting?YesYesYesTrade date/Date of
Offering8/4/20052/3/20056/15/2004Total amount of
offering sold to
QIBs615,000,000275,000,000300,000,000Total amount
of any concurrent public
offering000Total615,000,000275,000,000300,000,000
Public offering price $
100.00  $
100.00  $
100.00 Price paid if other than public offering
price N/A  N/A  N/A Underwriting spread or
commission2.75%2.63%2.25%RatingB2/B-B3/B-
B2/BCurrent yield8.38%7.50%11.50%Benchmark vs
Spread (basis points)408 bp307 bp150 bpFund
Specific Information BoardTotal Par Value
Purchased$ Amount of Purchase% of Offering
Purchased by the FundSecurity Performance^Fund
Performance^Measurement Date*Boston
Funds       Scudder Income FundBoston105,000  $
105,000 0.02%1.75%0.00%8/4/2005Chicago
Funds       Scudder High Income
FundChicago3,730,000  $                 3,730,000
0.61%1.85%0.00%8/4/2005Scudder High Income
TrustChicago385,000  $                   385,000
0.06%1.83%0.00%8/4/2005Scudder Multi-Market
Income TrustChicago210,000  $
210,000 0.03%1.84%0.00%8/4/2005Scudder Strategic
Income FundChicago280,000  $
280,000 0.05%1.83%0.00%8/4/2005Scudder Strategic
Income TrustChicago75,000  $
75,000 0.01%1.75%0.00%8/4/2005Scudder Total
Return FundChicago250,000  $
250,000 0.04%1.84%0.00%8/4/2005SVS II High Income
PortfolioChicago665,000  $
665,000 0.11%1.85%0.00%8/4/2005SVS II Strategic
Income PortfolioChicago75,000  $
75,000 0.01%1.87%0.00%8/4/2005SVS II Total Return
PortfolioChicago80,000  $
80,000 0.01%1.88%0.00%8/4/2005Montgomery Street
Funds       Montgomery Street Income
SecuritiesMontgomery Street130,000  $
130,000 0.02%1.75%0.00%8/4/2005New York
Funds       Scudder High Income Plus FundNew
York615,000  $                   615,000
0.10%1.85%0.00%8/4/2005Scudder Limited Duration
Plus FundNew York75,000  $
75,000 0.01%1.75%0.00%8/4/2005Total 6,675,000  $
6,675,000 1.09%
Security Information Security PurchasedComparison
SecurityComparison
SecurityCusip74913GAL974913GAD762941FAE8IssuerQWE
ST CORPORATIONQWEST CORPORATIONNTL CABLE
PLCUnderwritersDBSI, Merrill Lynch, BoA, UBSDBSI,
Goldman Sachs, Lehman Brothers, BoA, CSFB,
Wachovia, BNY Capital, Citigroup, Royal Bank of
Scotland, Wells FargoCSFB, DBSI, Goldman Sachs,
Morgan StanleyYears of continuous operation,
including predecessors> 3 years> 3 years> 3
yearsSecurity QUS FRN 6/15/2013QUS 7.875%
9/1/2011NTLI 0% 10/15/2012Is the affiliate a
manager or co-manager of offering?Joint Lead
ManagerJoint Lead ManagerJoint Lead ManagerName
of underwriter or dealer from which
purchasedMerrill LynchN/AN/AFirm commitment
underwriting?YesYesYesTrade date/Date of
Offering6/8/20058/12/20044/2/2004Total amount of
offering sold to
QIBs750,000,000825,000,000100,000,000Total amount
of any concurrent public
offering000Total750,000,000825,000,000100,000,000
Public offering price $
100.00  $
98.68  $
100.00 Price paid if other than public offering
price N/A  N/A  N/A Underwriting spread or
commission1.50%1.50%2.50%RatingBa3/BB-Ba3/BB-
B3/B-Current yield6.67%8.15%8.65%Benchmark vs
Spread (basis points)325 bp336 bp536 bpFund
Specific Information BoardTotal Par Value
Purchased$ Amount of Purchase% of Offering
Purchased by the FundSecurity Performance^Fund
Performance^Measurement Date*Boston
Funds       Scudder Income FundBoston60,000  $
60,000 0.01%2.38%0.22%6/30/2005SVS I Bond
PortfolioBoston15,000  $
15,000 0.00%2.38%0.14%6/30/2005Chicago
Funds       Scudder High Income
FundChicago3,235,000  $                 3,235,000
0.43%2.38%1.06%6/30/2005Scudder High Income
TrustChicago350,000  $                   350,000
0.05%2.38%1.48%6/30/2005Scudder Multi-Market
Income TrustChicago180,000  $
180,000 0.02%2.38%1.51%6/30/2005Scudder Strategic
Income FundChicago240,000  $
240,000 0.03%2.38%0.07%6/30/2005Scudder Strategic
Income TrustChicago40,000  $
40,000 0.01%2.38%1.59%6/30/2005Scudder Total
Return FundChicago290,000  $
290,000 0.04%2.38%0.11%6/30/2005SVS II High
Income PortfolioChicago575,000  $
575,000 0.08%2.38%0.88%6/30/2005SVS II Strategic
Income PortfolioChicago50,000  $
50,000 0.01%2.38%0.09%6/30/2005SVS II Total
Return PortfolioChicago90,000  $
90,000 0.01%2.38%0.23%6/30/2005Montgomery Street
Funds       Montgomery Street Income
SecuritiesMontgomery Street65,000  $
65,000 0.01%2.38%0.35%6/30/2005New York
Funds       Scudder High Income Plus FundNew
York520,000  $                   520,000
0.07%2.38%1.17%6/30/2005Scudder PreservationPlus
Income FundNew York40,000  $
5,710,000 0.01%2.38%0.38%6/30/2005Total 5,750,000
$               11,420,000 0.77%
Security Information Security PurchasedComparison
SecurityComparison
SecurityCusip85771TAD6315101QAC587922RAD4IssuerST
ATS CHIPPAC LTDCELESTICATELCORDIA
TECHNOLOGIESUnderwritersCSFB, DBSIBoA, Citigroup,
DBSI, CIBC Bank, Keybank, RBC Capital Markets,
Scotia Capital, WachoviaBear Stearns, DBSI, JP
Morgan, Lehman BrothersYears of continuous
operation, including predecessors> 3 years> 3
years> 3 yearsSecurity STATSP 7.5% 7/19/2010CLS
7.625% 7/01/2013TELCOR 10% 3/15/2013 Is the
affiliate a manager or co-manager of
offering?Joint Lead ManagerJoint Lead
ManagerJoint Lead ManagerName of underwriter or
dealer from which purchasedCSFBN/AN/AFirm
commitment underwriting?YesYesYesTrade date/Date
of Offering7/12/20056/16/20053/11/2005Total
amount of offering sold to
QIBs150,000,000250,000,000300,000,000Total amount
of any concurrent public
offering000Total150,000,000250,000,000300,000,000
Public offering price $
100.00  $
100.00  $
100.00 Price paid if other than public offering
price N/A  N/A  N/A Underwriting spread or
commission1.60%1.50%2.75%RatingBa2/BBB2/BB3/B-
Current yield7.50%7.63%10.00%Benchmark vs Spread
(basis points)358 bp325 bp694 bpFund Specific
Information BoardTotal Par Value Purchased$
Amount of Purchase% of Offering Purchased by the
FundSecurity Performance^Fund
Performance^Measurement Date*Boston
Funds       Scudder Income FundBoston20,000  $
20,000 0.01%0.69%0.00%7/12/2005Chicago
Funds       Scudder High Income
FundChicago1,095,000  $                 1,095,000
0.73%0.69%0.00%7/12/2005Scudder High Income
TrustChicago120,000  $                   120,000
0.08%0.69%0.00%7/12/2005Scudder Multi-Market
Income TrustChicago60,000  $
60,000 0.04%0.69%0.00%7/12/2005Scudder Strategic
Income FundChicago80,000  $
80,000 0.05%0.69%0.00%7/12/2005Scudder Strategic
Income TrustChicago15,000  $
15,000 0.01%0.71%0.00%7/12/2005Scudder Total
Return FundChicago90,000  $
90,000 0.06%0.69%0.00%7/12/2005SVS II High Income
PortolioChicago195,000  $
195,000 0.13%0.68%0.00%7/12/2005SVS II Strategic
Income PortfolioChicago15,000  $
15,000 0.01%0.71%0.00%7/12/2005SVS II Total
Return PortfolioChicago30,00030,000
0.02%0.69%0.00%7/12/2005Montgomery Street
Funds       Montgomery Street Income
SecuritiesMontgomery Street20,000  $
20,000 0.01%0.69%0.00%7/12/2005New York
Funds       Scudder High Income Plus FundNew
York180,000  $                   180,000
0.12%0.69%0.00%7/12/2005Scudder Limited Duration
Plus FundNew York10,000  $
10,000 0.01%0.75%0.00%7/12/2005Total 1,930,000  $
1,930,000 1.29%
Security Information Security PurchasedComparison
SecurityComparison
SecurityCusip867363AG887922RAD400506TAB1IssuerSUN
GARD DATA SYSTEMS INCTELCORDIA
TECHNOLOGIESACTIVANT SOLUTIONS
INCUnderwritersCitigroup, DBSI, Goldman Sachs, JP
Morgan, Morgan StanleyBear Stearns, DBSI, JP
Morgan, Lehman BrothersDBSI, JP MorganYears of
continuous operation, including predecessors> 3
years> 3 years> 3 yearsSecurity SDS 0% Float
8/15/2013TELCOR 10% 3/15/2013COOPCP Float 10%
4/1/2010Is the affiliate a manager or co-manager
of offering?Joint Lead ManagerJoint Lead
ManagerJoint Lead ManagerName of underwriter or
dealer from which purchasedGoldman
SachsN/AN/AFirm commitment
underwriting?YesYesYesTrade date/Date of
Offering7/27/20053/11/20053/10/2005Total amount
of offering sold to
QIBs400,000,000300,000,000120,000,000Total amount
of any concurrent public
offering000Total400,000,000300,000,000120,000,000
Public offering price $
100.00  $
100.00  $
100.00 Price paid if other than public offering
price N/A  N/A  N/A Underwriting spread or
commission2.25%2.75%2.75%RatingB3/B-B3/B-
B2/B+Current yield0.00%10.00%10.00%Benchmark vs
Spread (basis points)450 bp589 bp599 bpFund
Specific Information BoardTotal Par Value
Purchased$ Amount of Purchase% of Offering
Purchased by the FundSecurity Performance^Fund
Performance^Measurement Date*Boston
Funds       Scudder Income FundBoston10,000  $
10,000 0.00%3.25%-0.15%8/2/2005Chicago
Funds       Scudder High Income
FundChicago570,000  $                   570,000
0.14%3.25%0.36%8/2/2005Scudder High Income
TrustChicago60,000  $                     60,000
0.02%3.25%0.33%8/2/2005Scudder Multi-Market
Income TrustChicago30,000  $
30,000 0.01%3.25%0.31%8/2/2005Scudder Strategic
Income FundChicago40,000  $
40,000 0.01%3.25%0.21%8/2/2005Scudder Total
Return FundChicago40,000  $
40,000 0.01%3.25%0.54%8/2/2005SVS II High Income
PortfolioChicago100,000  $
100,000 0.03%3.25%0.25%8/2/2005SVS II Strategic
Income PortfolioChicago10,000  $
10,000 0.00%3.25%0.00%8/2/2005SVS II Total Return
PortfolioChicago15,000  $
15,000 0.00%3.25%0.53%8/2/2005Montgomery Street
Funds       Montgomery Street Income
SecuritiesMontgomery Street10,000  $
10,000 0.00%3.25%-0.10%8/2/2005New York
Funds       Scudder High Income Plus FundNew
York90,000  $                     90,000
0.02%3.25%0.36%8/2/2005Total 975,000  $
975,000 0.24%
Security Information Security PurchasedComparison
SecurityComparison
SecurityCusip867363AF087922RAD4800907AG2IssuerSUN
GARD DATA SYSTEMS INCTELCORDIA
TECHNOLOGIESSANMINA-SCI
CORPUnderwritersCitigroup, DBSI, Goldman Sachs,
JP Morgan Securities, Morgan StanleyBear Stearns,
DBSI, JP Morgan, Lehman BrothersBoA, Citigroup,
Merrill Lynch, ABN Amro, DBSI, Key Capital
Markets, Piper Jaffray, Scotia Capital, Wells
FargoYears of continuous operation, including
predecessors> 3 years> 3 years> 3 yearsSecurity
SDS 9.125%  8/15/2013TELCOR 10% 3/15/2013SANM
6.75% 3/1/2013Is the affiliate a manager or co-
manager of offering?Joint Lead ManagerJoint Lead
ManagerCo-ManagerName of underwriter or dealer
from which purchasedGoldman SachsN/AN/AFirm
commitment underwriting?YesYesYesTrade date/Date
of Offering7/27/20053/11/20052/16/2005Total
amount of offering sold to
QIBs1,600,000,000300,000,000400,000,000Total
amount of any concurrent public
offering000Total1,600,000,000300,000,000400,000,0
00Public offering price $
100.00  $
100.00  $
100.00 Price paid if other than public offering
price N/A  N/A  N/A Underwriting spread or
commission2.25%2.75%2.00%RatingB3/B-B3/B-
B1/BCurrent yield9.13%10.00%6.75%Benchmark vs
Spread (basis points)494 bp589 bp262 bpFund
Specific Information BoardTotal Par Value
Purchased$ Amount of Purchase% of Offering
Purchased by the FundSecurity Performance^Fund
Performance^Measurement Date*Boston
Funds       Scudder Income FundBoston10,000  $
10,000 0.00%4.00%0.00%7/29/2005Chicago
Funds       Scudder High Income
FundChicago570,000  $                   570,000
0.04%4.00%0.36%7/29/2005Scudder High Income
TrustChicago60,000  $                     60,000
0.00%4.00%0.33%7/29/2005Scudder Multi-Market
Income TrustChicago30,000  $
30,000 0.00%4.00%0.31%7/29/2005Scudder Strategic
Income FundChicago40,000  $
40,000 0.00%4.00%0.21%7/29/2005Scudder Total
Return FundChicago40,000  $
40,000 0.00%4.00%-0.11%7/29/2005SVS II High
Income PortfolioChicago100,000  $
100,000 0.01%4.00%0.25%7/29/2005SVS II Strategic
Income PortfolioChicago10,000  $
10,000 0.00%4.00%0.09%7/29/2005SVS II Total
Return PortfolioChicago15,000  $
15,000 0.00%4.00%-0.09%7/29/2005Montgomery Street
Funds       Montgomery Street Income
SecuritiesMontgomery Street10,000  $
10,000 0.00%4.00%0.05%7/29/2005New York
Funds       Scudder High Income Plus FundNew
York90,000  $                     90,000
0.01%4.00%0.36%7/29/2005Total 975,000  $
975,000 0.06%
Security Information Security PurchasedComparison
SecurityComparison
SecurityCusip867363AK987922RAD4800907AG2IssuerSUN
GARD DATA SYSTEMS INCTELCORDIA
TECHNOLOGIESSANMINA SCI CORPUnderwritersBoA,
Citigroup, DBSI, Goldman Sachs, JP Morgan, Morgan
StanleyBear Stearns, DBSI, JP Morgan, Lehman
BrothersBoA, Citigroup, Merrill Lynch, ABN Amro,
DBSI, Key Capital, Piper Jaffray, Scotia Capital,
Wells FargoYears of continuous operation,
including predecessors> 3 years> 3 years> 3
yearsSecurity SDS 10.25% 8/15/2015TELCOR 10%
3/15/2013SANM 6.75% 3/1/2013Is the affiliate a
manager or co-manager of offering?Joint Lead
ManagerJoint Lead ManagerCo-ManagerName of
underwriter or dealer from which purchasedGoldman
SachsN/AN/AFirm commitment
underwriting?YesYesYesTrade date/Date of
Offering7/27/20053/11/20052/16/2005Total amount
of offering sold to
QIBs1,000,000,000300,000,000400,000,000Total
amount of any concurrent public
offering000Total1,000,000,000300,000,000400,000,0
00Public offering price $
100.00  $
100.00  $
100.00 Price paid if other than public offering
price N/A  N/A  N/A Underwriting spread or
commission2.25%2.75%2.00%RatingCaa1/B-B3/B-
B1/BCurrent yield10.25%10.00%6.75%Benchmark vs
Spread (basis points)600 bp589 bp262 bpFund
Specific Information BoardTotal Par Value
Purchased$ Amount of Purchase% of Offering
Purchased by the FundSecurity Performance^Fund
Performance^Measurement Date*Chicago
Funds       Scudder High Income
FundChicago570,000  $                   570,000
0.06%1.25%-0.10%9/30/2005Scudder High Income
TrustChicago60,000  $                     60,000
0.01%1.25%-0.74%9/30/2005Scudder Multi-Market
Income TrustChicago30,000  $
30,000 0.00%1.25%2.36%9/30/2005Scudder Strategic
Income FundChicago45,000  $
45,000 0.00%1.25%0.77%9/30/2005Scudder Strategic
Income TrustChicago10,000  $
10,000 0.00%1.25%2.43%9/30/2005Scudder Total
Return FundChicago40,000  $
40,000 0.00%1.25%-0.11%9/30/2005SVS II High
Income PortfolioChicago100,000  $
100,000 0.01%1.25%0.00%9/30/2005SVS II Strategic
Income PortfolioChicago10,000  $
10,000 0.00%1.25%0.70%9/30/2005SVS II Total
Return PortfolioChicago15,000  $
15,000 0.00%1.25%-0.09%9/30/2005New York
Funds       Scudder High Income Plus FundNew
York95,000  $                     95,000
0.01%1.25%-0.10%9/30/2005Total 975,000  $
975,000 0.10%
Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
96949VAJ2
638588AD5
640096AA1
Issuer
WILLIAM SCOTSMAN
NATIONSRENT INC
NEFF RENTAL
Underwriters
BoA, Citigroup, DBSI, Lehman Brothers, CIBC
Oppenheimer
Jefferies
CSFB
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
SCOTS 8.5% 10/1/2015
NATREN 9.5% 5/1/2015
NEFFRT 11.25% 6/15/2015
Is the affiliate a manager or co-manager of
offering?
Joint Lead Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
CIBC Oppenheimer
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
9/20/2005
4/21/2005
6/30/2005
Total amount of offering sold to QIBs
350,000,000
150,000,000
245,000,000
Total amount of any concurrent public offering
0
0
0
Total
350,000,000
150,000,000
245,000,000
Public offering price
 $
100.00
 $
100.00
 $
100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.25%
2.00%
2.50%
Rating
B3/B
Caa1/B-
Caa1/B-
Current yield
8.50%
9.50%
11.25%
Benchmark vs Spread (basis points)
425 bp
429 bp
573 bp








Fund Specific Information








Board
Total Par Value Purchased
$ Amount of Purchase
% of Offering Purchased by the Fund
Security Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Income Fund
Boston
75,000
 $                     75,000
0.02%
1.25%
-0.40%
9/30/2005
SVS I Bond Portfolio
Boston
15,000
 $                     15,000
0.00%
1.25%
-0.43%
9/30/2005
Chicago Funds







Scudder High Income Fund
Chicago
5,510,000
 $                 5,510,000
1.57%
1.25%
-0.23%
9/30/2005
Scudder High Income Trust
Chicago
590,000
 $                   590,000
0.17%
1.25%
-0.34%
9/30/2005
Scudder Multi-Market Income Trust
Chicago
310,000
 $                   310,000
0.09%
1.25%
0.41%
9/30/2005
Scudder Strategic Income Fund
Chicago
400,000
 $                   400,000
0.11%
1.25%
-0.34%
9/30/2005
Scudder Strategic Income Trust
Chicago
75,000
 $                     75,000
0.02%
1.25%
0.42%
9/30/2005
Scudder Total Return Fund
Chicago
415,000
 $                   415,000
0.12%
1.25%
0.33%
9/30/2005
SVS II High Income Portfolio
Chicago
980,000
 $                   980,000
0.28%
1.25%
-0.12%
9/30/2005
SVS II Strategic Income Portfolio
Chicago
90,000
 $                     90,000
0.03%
1.25%
-0.35%
9/30/2005
SVS II Total Return Portfolio
Chicago
140,000
 $                   140,000
0.04%
1.25%
0.31%
9/30/2005
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery Street
100,000
 $                   100,000
0.03%
1.25%
-0.36%
9/30/2005
New York Funds







Scudder High Income Plus Fund
New York
915,000
 $                   915,000
0.26%
1.25%
-0.23%
9/30/2005
Scudder Limited Duration Plus Fund
New York
45,000
 $                     45,000
0.01%
1.25%
-0.04%
9/30/2005
Total

9,660,000
 $                 9,660,000
2.76%